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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                                    UST INC.

     This form or one substantially equivalent hereto must be used to accept the exchange offer of UST Inc. (the "Company") made pursuant to the Prospectus,
dated             , 1999 (the "Prospectus"), if certificates for the outstanding
7.25% Senior Notes due 2009 and the outstanding Floating Rate Senior Notes due
2009 of the Company (collectively, the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State
Street Bank and Trust Company, as exchange agent (the "Exchange Agent") prior to
5:00 p.m., New York City time, on             , 1999, the expiration date of the
exchange offer (the "Expiration Date"). Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange
Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                                  Delivery to:

              STATE STREET BANK AND TRUST COMPANY, Exchange Agent

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
       By Registered or Certified Mail:                By Hand or Overnight Delivery:
     State Street Bank and Trust Company            State Street Bank and Trust Company
                 P.O. Box 778                             Two Avenue de Lafayette
            Boston, MA 02102-0778                          Boston, MA 02111-1724
         Attention: Ralph Jones, LCC5                   Attention: Ralph Jones, LCC5

                             For Information Call:
                                 (617) 662-1548

                           By Facsimile Transmission
                       (For Eligible Institutions Only):
                                 (617) 662-1452

                             Confirm by Telephone:
                                 (617) 662-1548

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed
Delivery Procedures" section of the Prospectus.

PRINCIPAL AMOUNT OF 7.25% SENIOR NOTES TENDERED:*

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
$
 ----------------------------------------------------
Certificate Nos. (if available):                       If 7.25% Senior Notes will be delivered by book-
                                                       entry transfer to The Depository Trust Company,
                                                       provide account number.
-----------------------------------------------------
Total Principal Amount Represented by Original Notes
Certificate(s):

$                                                      Account Number ----------------------------------
 ----------------------------------------------------

PRINCIPAL AMOUNT OF FLOATING RATE SENIOR NOTES TENDERED:*

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
$
 ----------------------------------------------------
Certificate Nos. (if available):                       If Floating Rate Senior Notes will be delivered by
                                                       book-entry transfer to The Depository Trust Company,
                                                       provide account number.
-----------------------------------------------------
Total Principal Amount Represented by Original Notes
Certificate(s):

$                                                      Account Number ----------------------------------
 ----------------------------------------------------

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS
AND ASSIGNS OF THE UNDERSIGNED.

---------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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                                PLEASE SIGN HERE

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
X                                                             ---------------------------
------------------------------------------------------------

X                                                             ---------------------------
------------------------------------------------------------
Signature(s) of Owner(s) or Authorized Signatory                         Date

Area Code and Telephone Number:
---------------------------------------------------------------------

     Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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

Name(s):      ------------------------------------------------------------
              ------------------------------------------------------------
              ------------------------------------------------------------

Capacity:     ------------------------------------------------------------

Address(es):  ------------------------------------------------------------
              ------------------------------------------------------------
              ------------------------------------------------------------

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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities
Transfer Agents Medallion Program, the New York Stock Exchange Medallion
Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The
Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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
  ---------------------------------------------------  ---------------------------------------------------
  Name of Firm                                         Authorized Signature

  ---------------------------------------------------  ---------------------------------------------------
  Address                                              Title
  ---------------------------------------------------  Name: -------------------------------------------
    Zip Code                                           (Please Type or Print)
  Area Code and Tel. No. ------------------------      Dated: -------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES
      FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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